SUPPLEMENT DATED AUGUST 11, 2008

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 31, 2007 OF THE

BARRETT OPPORTUNITY FUND

The following replaces any contrary information in the Prospectus and Statement of Additional Information.

When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 2:00 p.m. Eastern time in valuing such securities or assets.

BARX011222